Summary of Significant Accounting Policies: Guarantees (Policies)	12 Months Ended
Dec. 31, 2011
Guarantees:
Guarantees

(aa)         Guarantees

In accordance with FASB ASC 460, “Guarantees” (“ASC 460”), the fair value of a guarantee is determined and recorded as a liability at the time when the guarantee is issued. The initial guarantee amount is subsequently remeasured to reflect the changes in the underlying liability. The expense or re-measurement adjustments are included in the related line items of the consolidated statements of income and comprehensive (loss) income, based on the nature of the guarantee. When the likelihood of performing on a guarantee becomes probable, a liability is accrued, provided it is reasonably determinable on the basis of the facts and circumstances at that time.